UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

STW RESOURCES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52654	20-3678799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3434 South County Road 1192 Midland, Texas 79706	79706
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 686-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 2 - Financial Information
Item 2.02. Results of Operations and Financial Condition.

On August 14, 2014, STW Resources Holding Corp. (the "Company") hosted a conference call to provide investors with an overview of the Company's various projects and current operations within its different divisions, with an emphasis on its water reclamation subsidiary.  The conference call also described selected financial results for the quarter ended June 30, 2014.

You can replay the entire conference call, for one month, by calling into the following and entering the conference ID number of 87735558:

Toll Free - 855-859-2056 and 800-585-8367
Toll - 404-537-3406

The replay information can also be found on our website: www.stwresources.com.

Section 7 – Regulation FD
Item 7.01.  Regulation FD

To the extent required by Item 7.01 of Form 8-K, the information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

The conference call also discussed certain business plans and outlook for 2014; such information is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information included in Item 2.02 and 7.01 of this Form 8-K are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Neither this Report nor the conference call shall be considered as an offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction where the offer or sale is not permitted.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.

Certain statements disclosed on the Conference Call constitute"forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available and were made as of the date provided, and may not be accurate as of the date hereof.  These forward looking statements are based upon current estimates and assumptions as existed on the date made and are subject to various risks and uncertainties, including without limitation those set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), not limited to Risk Factors relating to its business contained therein. Thus, actual results could be materially different from projections or estimates contained herein. Such forward-looking statements include, among others, statements regarding future reclamation services and development activities and the decisions of third parties over which the Company has no control. Factors that could cause actual results to differ materially from projections or estimates include, among others, ability to establish our brand, economic and market conditions and our ability to acquire reserves, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2013, and other filings we make with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update or alter any such statements whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2014	STW Resources Holding Corp.

	By:	/s/ Stanley Weiner
Stanley Weiner, CEO